SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENTS

SCHEDULE 14A INFORMATION

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Actuate Corporation

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ACTUATE CORPORATION

701 Gateway Boulevard

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held May 28, 2003

To our Stockholders:

The Annual Meeting of Stockholders of Actuate Corporation will be held at Actuate’s corporate headquarters, located at 701 Gateway Boulevard, South San Francisco, California, on Wednesday, May 28, 2003, at 9:00 a.m. for the following purposes:

1.    To elect six directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

2.    To ratify the appointment of Ernst & Young as Actuate’s independent public accountants for the fiscal year ending December 31, 2003; and

3.    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on April 4, 2003 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at Actuate’s headquarters located at 701 Gateway Boulevard, South San Francisco, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

By Order Of The Board Of Directors,

Nicolas C. Nierenberg

Chairman of the Board

and Chief Architect

South San Francisco, California

April 21, 2003

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

ACTUATE CORPORATION

701 Gateway Boulevard

South San Francisco, California 94080

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held May 28, 2003

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Actuate Corporation, a Delaware corporation (“Actuate”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Actuate’s corporate headquarters located at 701 Gateway Boulevard, South San Francisco, California, on Wednesday, May 28, 2003, at 9:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 21, 2003.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Actuate’s Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 4, 2003, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 60,509,187 shares of Common Stock outstanding. Each stockholder of record on April 4, 2003 is entitled to one vote for each share of Common Stock held by such stockholder on April 4, 2003. All share numbers in this Proxy Statement (including the number of shares outstanding on the record date for the Annual Meeting) have been adjusted to reflect the two-for-one stock split effected by Actuate on December 2, 1999 (the “1999 Stock Split”) and the two-for-one stock split effected by Actuate on August 7, 2000 (the “2000 Stock Split”). Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

Actuate’s bylaws provide that the holders of a majority of Actuate’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1.    Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The six nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal 2.    Ratification of the appointment of Ernst & Young as Actuate’s independent public accountants for the fiscal year ending December 31, 2003 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by Actuate’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal 1), FOR Proposal 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of Actuate Corporation at Actuate’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

Actuate will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, Actuate may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or at Actuate’s request, The Altman Group (“AG”), a professional proxy solicitation firm. No additional compensation will be paid to directors, officers or employees for such services, but AG will be paid its customary fee, estimated to be about $1,300.00, if it renders solicitation services.

PROPOSAL 1

ELECTION OF DIRECTORS

The directors who are being nominated for reelection to the Board of Directors (the “Nominees”), their ages as of April 1, 2003, their positions and offices held with Actuate and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Actuate to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

Nominees	Positions and Offices Held with Actuate
Nicolas C. Nierenberg	Chairman of the Board and Chief Architect
Peter I. Cittadini	Director, President and Chief Executive Officer
George B. Beitzel (1) (2) (3)	Director
Kenneth E. Marshall (1)	Director
Arthur C. Patterson (1)	Director
Steven D. Whiteman (1) (2) (3)	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Corporate Governance Committee

Nicolas C. Nierenberg, 46, has been Chairman of the Board of Directors since he co-founded Actuate in November 1993 and became our Chief Architect in August 2000. Mr. Nierenberg was also Chief Executive Officer of Actuate from November 1993 until August 2000 and President from November 1993 until October 1998. Prior to founding Actuate, from April 1993 to November 1993, Mr. Nierenberg worked as a consultant for Accel Partners, a venture capital firm, evaluating investment opportunities in the enterprise software market. Prior to that, Mr. Nierenberg co-founded Unify Corporation, which develops and markets relational database development tools. Mr. Nierenberg held a number of positions at Unify including, Chairman of the Board of Directors, Chief Executive Officer, President, Vice President, Engineering and Chief Technical Officer. Mr. Nierenberg is currently a director for Vastera Inc. and Databeacon Inc, a privately held software company.

Peter I. Cittadini, 47, has been Chief Executive Officer of Actuate since August 2000 and has been the President of Actuate since October 1998. Mr. Cittadini was also Actuate’s Chief Operating Officer from October 1998 until August 2000 and served as Actuate’s Executive Vice President from January 1995 to October 1998. From 1992 to January 1995, Mr. Cittadini held a number of positions at Interleaf, Inc., an enterprise software publishing company, including Senior Vice President of Worldwide Operations where he was responsible for worldwide sales, marketing, customer support and services. From 1985 to 1991, Mr. Cittadini held a number of positions at Oracle Corporation, including Vice President, Northeast Division. Mr. Cittadini currently serves as a director of Syncata, a privately held software consulting firm.

George B. Beitzel, 74, has been a director of Actuate since February 2000. From 1955 until his retirement in 1987, Mr. Beitzel held numerous positions at IBM, including serving as a member of the IBM Board of Directors and Corporate Office. During his career Mr. Beitzel has served as a director of a number of companies including Datalogix, FlightSafety, Phillips Petroleum, Roadway Express, Rohm & Haas and Square D. Mr. Beitzel currently serves as director of Bitstream, Inc., Computer Task Group, Inc., and Gevity HR, Inc. Mr. Beitzel also currently serves as a director of Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG.

Kenneth E. Marshall, 50, has been a director of Actuate since January 2001. Mr. Marshall is Chairman of the Board of Directors and CEO of Extraprise, Inc., an international provider of integrated customer relationship management solutions, which he founded in April 1997. From November 1995 to November 1996, Mr. Marshall served as president and COO of Giga Information Group, an information technology advisory company. From January 1990 to June 1995, Mr. Marshall served as President and CEO of Object Design, Inc., an object-oriented database company. From March 1985 to December 1989, Mr. Marshall worked for Oracle Corporation, where he served as an Oracle group vice president and was the founder of Oracle’s consulting services business. Mr. Marshall currently serves as a director of Current Analysis, a privately held company.

Arthur C. Patterson, 59, has been a director of Actuate since November 1993. Mr. Patterson is a general partner of Accel Partners, a venture capital firm, which he founded in 1983. Mr. Patterson currently serves as a director of Portal Software, Inc. and several privately held enterprise software and communications companies.

Steven D. Whiteman, 52, has been a director of Actuate since April 1998. Since May 2002, Mr. Whiteman has been President and Chief Executive Officer and a director of Intesource, a privately held procurement solutions company. From June 2000 to May 2002, Mr. Whiteman worked as an independent consultant. From May 1993 to June 2000, Mr. Whiteman held a number of positions, including Chairman of the Board, Chief Executive Officer and President at Viasoft, Inc., a software application and services company. Mr. Whiteman currently serves as a director of Unify Corporation and Netpro Computing, a privately held company.

Board of Directors Meetings and Committees

Meetings of the Board of Directors—The Board of Directors held four meetings during 2002. For the year, all of the directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The members of each of the committees of the Board of Directors are independent.

Audit Committee—Messrs. Beitzel, Marshall, Patterson and Whiteman serve on the Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of Actuate’s financial statements and financial reporting processes, (ii) Actuate’s internal accounting and financial controls and disclosure controls and processes, (iii) the selection of Actuate’s auditors, the scope of the annual audits and fees paid to Actuate’s auditors and (iv) meeting the other responsibilities set forth in its charter. The Audit Committee met six times during 2002. The Audit Committee charter is attached to this proxy statement as Attachment A.

Compensation Committee—Messrs. Beitzel and Whiteman serve on the Compensation Committee. The Compensation Committee reviews and sets the compensation for Actuate’s Chief Executive Officer and certain of its other executive officers, which includes salary, cash bonuses, stock options and other forms of compensation. The Compensation Committee also oversees the administration of Actuate’s stock plans and approval of stock option awards. The Compensation Committee met three times during 2002.

Corporate Governance Committee—Messrs. Beitzel and Whiteman serve on the Corporate Governance Committee. The Corporate Governance Committee is responsible for overseeing Actuate’s corporate governance policies and processes and evaluating and recommending qualified candidates to election to the Board of Directors. The Corporate Governance Committee met two times during 2002.

Compensation of Directors

During 2002, Actuate’s directors did not receive any cash compensation for services provided as a director or as a member of a standing board committee. Directors are reimbursed for certain expenses in connection with attendance at a board or committee meeting.

In connection with re-election to the Board in May 2002, each non-employee director was granted an option to purchase 10,000 shares of Actuate’s Common Stock under the 1998 Non-Employee Directors Option Plan at an exercise price of $5.56 per share subject to a one year vesting schedule.

During 2002, a special committee of the board, consisting of Messrs. Beitzel and Marshall, was formed in response to a Securities and Exchange Commission investigation. Messrs. Beitzel and Marshall were paid $18,000 each for their service on this special committee.

Non-employee Board members are eligible for option grants pursuant to the provisions of the 1998 Non-Employee Directors Option Plan. Each individual who first joins the Board as a non-employee director, whether through election or appointment will receive at that time, an automatic option grant for 80,000 shares of Common Stock. With respect to the initial automatic option grant, the option will become exercisable as to 25% of the shares after one year of Board service and in the balance of the shares in a series of 36 equal monthly installments over the remaining period of optionee’s Board service. In addition, at each annual stockholders meeting, each non-employee director will automatically be granted at that meeting, whether or not he or she is standing for re-election at that particular meeting, a stock option to purchase 10,000 shares of Common Stock, which will become fully exercisable on the first anniversary of such meeting. Each option will have an exercise price equal to the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service. However, vesting will automatically accelerate in full upon (i) an acquisition of Actuate by merger, consolidation or asset sale, (ii) a tender offer for more than 50% of the outstanding voting stock or proxy contest for Board membership or (iii) the death or disability of the optionee while serving as a Board member.

All directors are eligible to receive options under Actuate’s 1998 Equity Incentive Plan and directors who are also employees of Actuate are also eligible to participate in Actuate’s 1998 Employee Stock Purchase Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED HEREIN.

PROPOSAL 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Ernst & Young LLP, Independent Auditors (“Ernst & Young”) as Actuate’s independent public accountants for 2003. Ernst & Young has served as Actuate’s independent public accountants since 1994. Representatives from Ernst & Young are not expected to be at the Annual Meeting, however, should they desire to attend, they will have the opportunity to make a statement and will be available to respond to appropriate stockholder questions.

The affirmative vote of the holders of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Ernst & Young. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in Actuate’s and its stockholders’ best interests.

Audit Fees

Audit fees include fees paid by Actuate to Ernst & Young in connection with the annual audit of Actuate’s consolidated financial statements and Ernst & Young’s review of Actuate’s interim financial statements. Audit fees also include fees for advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-United States jurisdictions. The aggregate fees billed to Actuate by Ernst & Young for audit services rendered to Actuate totaled approximately $333,558 for 2002 and $265,300 for 2001.

Audit Related Fees

Audit related fees include fees paid by Actuate to Ernst & Young for services related to accounting consultations and internal control reviews. The aggregate fees billed to Actuate by Ernst & Young for audit related services rendered to Actuate totaled approximately $16,442 for 2002 and $34,400 for 2001.

Tax Fees

Tax fees include fees paid by Actuate to Ernst & Young for corporate tax compliance and tax advisory services. The aggregate fees billed to Actuate by Ernst & Young for tax related services rendered to Actuate totaled approximately $65,000 for 2002 and $137,700 in 2001.

All Other Fees

All other fees include fees paid by Actuate to Ernst & Young for all other services rendered by Ernst & Young to Actuate. The aggregate fees billed to Actuate by Ernst & Young for all other services rendered to Actuate totaled approximately $15,000 for 2002. There were no other fees billed to Actuate by Ernst & Young in 2001 for any other services rendered.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 5, 2003, certain information with respect to shares beneficially owned by (i) each person who is known by Actuate to be the beneficial owner of more than five percent of Actuate’s outstanding shares of Common Stock, (ii) each of Actuate’s directors, (iii) each of Actuate’s executive officers and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares	Percentage of Total
Wellington Management Company, LLP (2) 75 State Street Boston, MA 02109	5,985,040	9.9%

T. Rowe Price Associates, Inc. (3) 100 East Pratt Street Baltimore, MD 21202	3,934,298	6.5%

Van Wagoner Capital Management, Inc (4) 435 Pacific Avenue, Suite 400 San Francisco, CA 94133	3,347,500	5.5%

Peter I. Cittadini (5)	3,456,811	5.5%
Nicolas C. Nierenberg (6)	1,968,291	3.1%
Daniel A. Gaudreau (7)	570,246	*
Ilene M. Vogt (8)	565,143	*
Thomas P. Ryan (9)	239,230	*
N. Nobby Akiha (10)	285,936	*
John Bow (11)	166,202	*
George B. Beitzel (12)	158,333	*
Kenneth E. Marshall (13)	111,667	*
Arthur A. Patterson (14)	1,561,990	2.6%
Steven D. Whiteman(15)	205,000	*
All current directors and executive officers as a group (11 persons) (16)	9,438,182	14.3%

*	Less than 1%

(1)	This table is based upon information supplied by executive officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “Commission”). Beneficial ownership has been determined in accordance with the rules of the Commission and includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Applicable percentages are based on 60,508,233 shares outstanding on March 05, 2003, adjusted as required by rules promulgated by the Commission. Unless otherwise indicated, the business address of each beneficial owner listed is 701 Gateway Boulevard, South San Francisco, California, 94080.

(2)	Based on Schedule 13G/A filed with the Securities and Exchange Commission for the year ended December 31, 2002. Of such shares, Wellington Management Company, LLP has the shared power to vote or direct the vote of 5,382,670 shares.

(3)	Based on Schedule 13 G/A filed with the Securities and Exchange Commission for the year ended December 31, 2002. These securities are owned by various individual and institutional investors to which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Of such shares, Price Associates has the sole power to vote or direct the vote of 801,400 shares.

(4)	Based on Schedule 13G filed with the Securities and Exchange Commission for the year ended December 31, 2002. Van Wagoner Capital Management, Inc. is the investment advisor to Van Wagoner Funds, Inc. Van Wagoner Funds, Inc. has the sole power to vote or direct the vote of 3,175,000 shares.

(5)	Includes options exercisable into 2,206,011 shares of Common Stock within 60 days of March 05, 2003.

(6)	Includes options exercisable into 1,251,439 shares of Common Stock within 60 days of March 05, 2003.

(7)	Includes options exercisable into 539,792 shares of Common Stock within 60 days of March 05, 2003.

(8)	Includes options exercisable into 359,929 shares of Common Stock within 60 days of March 05, 2003.

(9)	Includes options exercisable into 188,545 shares of Common Stock within 60 days of March 05, 2003.

(10)	Includes options exercisable into 279,167 shares of Common Stock within 60 days of March 05, 2003.

(11)	Includes options exercisable into 158,333 shares of Common Stock within 60 days of March 05, 2003.

(12)	Includes 15,000 shares held solely by Mr. Beitzel’s wife. Mr. Beitzel disclaims beneficial ownership in such shares. Also includes options exercisable into 128,333 shares of Common Stock within 60 days of March 05, 2003.

(13)	Represents options exercisable within 60 days of March 05, 2003.

(14)	Includes 40,000 shares held by Patterson Family Foundation, 345,960 shares held by Ellmore C. Patterson Partners, and 458,000 shares held by ACP Family Partnership. Mr. Patterson, a director of Actuate, is the general partner of Ellmore C. Patterson Partners, the general partner of ACP Family Partnership, and the trustee of Patterson Family Foundation. Mr. Patterson disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Also includes options exercisable into 75,000 shares of Common Stock within 60 days of March 05, 2003.

(15)	Represents options exercisable within 60 days of March 05, 2003.

(16)	Includes options exercisable into 5,503,216 shares of Common Stock within 60 days March 05, 2003.

EQUITY COMPENSATION PLAN INFORMATION

This table summarizes information about our equity compensation plans as of December 31, 2002. All outstanding awards relate to our Common Stock.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders(1)	4,303,946	$5.10	10,161,815	(2)(3)
Equity Compensation Plans not approved by security holders(4)	102,006	$11.15	2,317,934

Total	4,405,952	$5.24	12,479,749

(1)	Includes options assumed by Actuate in connection with acquisitions of other companies. As of December 31, 2002 there were a total of 26,062 shares of Actuate Common Stock to be issued upon exercise of assumed options at a weighted average price of $8.41 per share.

(2)	Includes 892,897 shares authorized and available for issuance in connection with Actuate’s 1998 Employee Stock Purchase Plan (the “ESP Plan”).

(3)	Shares authorized for issuance in connection with the ESP Plan are subject to an automatic annual increase of 600,000 shares. Shares authorized for issuance under Actuate’s 1998 Equity Incentive Plan are subject to an automatic annual increase of 5% of the outstanding shares of Common Stock as of December 31st of each year or 2,800,000, whichever is less.

(4)	Represents securities authorized for issuance under Actuate’s 2001 Supplemental Stock Plan (the “2001 Plan”). The material features of the 2001 Plan are described in Note 8 of our Consolidated Financial Statements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board of Directors, the executive officers of Actuate and persons who hold more than 10% of Actuate’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of Actuate’s Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that Actuate received from such persons during 2002 for their transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2002, Actuate believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers and directors.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

The Board has adopted a Code of Ethics for Senior Financial Officers governing all senior financial officers of Actuate and all individuals serving above them. This Code of Ethics is attached to this proxy statement as Attachment B and is also posted on our website at www.actuate.com.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Compensation

The following table sets forth information with respect to compensation for the three fiscal years ended December 31, 2002 paid by Actuate to Actuate’s Chief Executive Officer and Actuate’s four other highest paid executive officers whose total salary and bonus for 2002 exceeded $100,000 (collectively, the “named executive officers”). No stock option grants were made to any of the named executive officers during 2002.

Name and Principal Position	Year		Annual Compensation							Long-Term Compensation Awards Number of Securities Underlying Options
			Salary $		Bonus $		Other Annual Compensation $
Peter I. Cittadini President and Chief Executive Officer	2002 2001 2000		$ $ $	300,000 300,000 200,000	$ $ $	198,851 100,000 400,000	$ $ $	19,200 19,500 18,000	(3) (2) (1)	— 1,839,559 679,118

Daniel A. Gaudreau Senior Vice President, Finance and Administration and Chief Financial Officer	2002 2001 2000		$ $ $	200,000 200,000 200,000	$ $ $	198,851 100,000 170,000	$ $ $	19,361 18,000 18,000	(4) (1) (1)	— 581,465 40,156

Ilene M. Vogt Senior Vice President, Worldwide Operations	2002 2001 2000		$ $ $	188,964 175,000 150,000	$ $ $	111,750 93,868 142,719	$ $	18,000 20,115 —	(1) (5)	— 500,000 —

John Bow Vice President, e.Business Application Partners	2002 2001	(6)	$ $	160,000 40,000	$ $	76,800 30,000		— —		— 400,000

N. Nobby Akiha Vice President, Marketing	2002 2001 2000	(7)	$ $ $	190,000 190,000 90,737	$ $ $	30,687 31,588 33,250		— — —		— 100,000 400,000

(1)	Represents an automobile allowance.

(2)	Represents an automobile allowance of $18,000 and $1,500 in financial planning services.

(3)	Represents an automobile allowance of $18,000 and $1,200 in financial planning services.

(4)	Represents an automobile allowance of $18,000 and $1,361 in financial planning services.

(5)	Represents an automobile allowance of $18,000 and $2,115 in financial planning services.

(6)	Started employment on October 1, 2001.

(7)	Started employment on May 26, 2000.

The following table sets forth for each of the named executive officers the number of shares and value realized upon exercise of options during 2002 and the number and value of securities underlying unexercised options that are held by the named executive officers as of December 31, 2002.

Aggregate Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired On Exercise	Value Realized		Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002 (1)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Peter I. Cittadini	149,333	$0.00	(2)	601,833	468,837	$10,667	—
Daniel A. Gaudreau	15,000	$38,177	(3)	121,167	243,834	—	—
Ilene Vogt	—	—		127,500	236,500	—	—
John Bow	—	—		116,667	283,333	—	—
N. Nobby Akiha	—	—		29,167	70,833	—	—

(1)	Based on the fair market value of Actuate’s Common Stock as of December 31, 2002 ($1.77 per share), less the exercise price payable for such shares.

(2)	Based on the closing price of $0.75 per share of Actuate Common Stock on the Nasdaq market on September 23, 2002, the date when such option shares were exercised.

(3)	Based on the closing price of $5.75 per share of Actuate Common Stock on the Nasdaq market on January 17, 2002, the date when such option shares were exercised.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Under the 1998 Equity Incentive Plan, upon a Change in Control, an award will become fully vested as to all shares subject to such award if such award is not assumed by the surviving corporation or its parent and the surviving corporation or its parent does not substitute such award with another award of substantially the same terms. In the event of an involuntary termination of a participant within 12 months following a Change in Control, the vesting of an award will accelerate in full.

A Change in Control includes (i) a merger or consolidation after which Actuate’s then current stockholders own less than 50% of the surviving corporation, (ii) sale of all or substantially all of the assets of Actuate, (iii) a proxy contest that results in replacement of more than one-third of the directors over a 24-month period or (iv) acquisition of 50% or more of Actuate’s outstanding stock by a person other than a trustee of any of Actuate’s employee benefit plans or a corporation owned by the stockholders of Actuate in substantially the same proportions as their stock ownership in Actuate.

COMPENSATION COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of Actuate’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by Actuate under those statutes, the Compensation Committee Report and Stock Performance Graph which follows shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by Actuate under those statutes.

The Compensation Committee of Actuate’s Board of Directors (the “Compensation Committee”) determines the compensation for Actuate’s Chief Executive Officer (“CEO”) and certain other executive officers. The Compensation Committee also administers Actuate’s stock plans, grants stock options to non-officer employees and makes recommendations to the Board of Directors relating to the approval of stock option grants to the CEO, officers and non-employee directors of Actuate.

General Compensation Policy.    The primary components of the executive compensation program consist of base salary, cash bonus awards and long-term stock-based incentive awards. The Compensation Committee’s fundamental policy is to offer Actuate’s executive officers competitive compensation opportunities related to Actuate meeting its corporate objectives.

Base Salary.    The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace.

Cash Bonuses.    Actuate’s cash bonus program seeks to motivate executives to work effectively to achieve Actuate’s corporate goals. The corporate goals set for the 2002 bonuses of Messrs. Cittadini and Gaudreau were based on the achievement of certain annual revenue goals. The corporate goals set for Mr. Akiha were based on the achievement of certain quarterly revenue goals. Given the general economic conditions in 2002, these goals were modified by the Compensation Committee during the year. Actual bonuses paid to Messrs. Cittadini, Gaudreau and Akiha reflect Actuate’s level of achievement of such goals. The cash bonus for Ms. Vogt and Mr. Bow are each based on a sales commission plan. The actual bonuses paid to Ms. Vogt and Mr. Bow reflect the achievement of goals set forth in such plans.

Long-Term Incentive Compensation.    During 2002, the Board did not make any option grants to Actuate’s named executive officers. Generally, a significant grant is made in the year that an executive officer commences employment. Thereafter, option grants may be made at varying times and in varying amounts based on the recommendation of the Compensation Committee and in the discretion of the Board of Directors. Generally, the size of each grant is set at a level that the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with Actuate, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the number and value of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Compensation Committee’s discretion. Typically, Actuate’s named executive officers receive a yearly option grant based on such factors. Messrs. Cittadini, Gaudreau, Bow and Akiha and Ms. Vogt’s annual stock option grant for 2002 was granted in October 2001.

Each grant allows the executive officer to acquire shares of Actuate’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Options typically vest in installments over a four year period, contingent upon the executive officer’s continued employment with Actuate. The vesting schedule and the number of option shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains in Actuate’s employ, and then only if the market price of Actuate’s Common Stock appreciates over the option term.

CEO Compensation.    The annual base salary for Mr. Cittadini, Actuate’s CEO, was established by the Compensation Committee in 2001 and was not changed in 2002. The Compensation Committee set the base salary based on its judgment that the base salary would appropriately motivate, reward and help retain Actuate’s CEO and that the base salary was competitive with base salaries of other CEOs in Actuate’s industry and marketplace.

The cash bonus portion of the CEO’s 2002 compensation was based on the achievement of certain annual revenue goals. Given the general economic conditions in 2002, the annual revenue goals were modified by the Compensation Committee during the year. The actual bonus paid to the CEO reflect Actuate’s level of accomplishment of such goals.

Tax Limitation.    Under the Federal tax laws, a publicly-held company such as Actuate will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders approved a limitation under Actuate’s 1998 Equity Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1998 Equity Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Compensation Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to Actuate’s executive officers to the $1 million cap.

COMPENSATION COMMITTEE

George B. Beitzel (Chair)

Steven D. Whiteman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Beitzel and Whiteman. Neither of these individuals was at any time during 2002, or at any other time, an officer or employee of Actuate. No executive officer of Actuate serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Actuate’s Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of Actuate’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by Actuate under those statutes, the Audit Committee Report shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by Actuate under those statutes.

In accordance with its charter, which was adopted by the Board of Directors in January 2003, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of Actuate’s financial statements and financial reporting processes, (ii) Actuate’s internal accounting and financial controls and disclosure controls and processes, (iii) the selection of Actuate’s auditors, the scope of the annual audits and fees paid to Actuate’s auditors and (iv) meeting the other responsibilities set forth in its charter. The Audit Committee charter is attached to this proxy statement as Attachment A.

The Audit Committee consists of four independent members. This independence is based upon the independence requirements under applicable laws, rule and regulations. In addition, the Audit Committee has at least one member who is a financial expert as defined by applicable laws, rule and regulations.

Actuate management is responsible for financial reporting processes, the preparation of financial statements in accordance with generally accepted accounting principles and a system of internal controls and processes designed to help ensure compliance with applicable accounting standards. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies on the information provided to us by management and on the representations of management and the opinion of Ernst & Young, Actuate’s independent public accountants, that such financial statements have been prepared in accordance with generally accepted accounting principles.

During 2002, the Audit Committee held six meetings. The meetings were conducted to permit open communication among the members of the Audit Committee, Ernst & Young and Actuate management. Among other things, the Audit Committee discussed with Ernst & Young the plans and scope of their audit. The Audit Committee met with Ernst & Young with and without management present to discuss the results of their work and their opinions and recommendations with respect to Actuate’s internal controls and processes. The Audit Committee has also reviewed the fees paid to Ernst & Young for audit and non-audit services.

The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61 Communication with Audit Committees which includes, among other items, matters related to the conduct of the audit of Actuate’s financial statements. The Audit Committee has also received written disclosures and a letter from Ernst & Young required by Independence Standards Board Standard No. 1 which relates to the accountant’s independence from Actuate, and has discussed with Ernst & Young their independence from Actuate.

Based on the review and discussions referred to above, the Audit Committee recommends to Actuate’s Board of Directors that Actuate’s audited financial statements be included in Actuate’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE

Steven D. Whiteman (Chair)

George B. Beitzel

Kenneth E. Marshall

Arthur C. Patterson

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total stockholder return on Actuate’s Common Stock between July 17, 1998 (the date Actuate’s Common Stock commenced public trading) and December 31, 2002 with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index, (ii) the JP Morgan H&Q Computer Software Index, and (iii) the RDG Software Composite Index, over the same period. We included the RDG Software Composite Index this year to replace the JP Morgan H&Q Computer Software Index, which was discontinued in March 2002. This graph assumes the investment of $100.00 on July 17, 1998 in Actuate’s Common Stock, the Nasdaq Stock Market (U.S.) Index, the JP Morgan H&Q Computer Software Index, and the RDG Software Composite Index, and assumes the reinvestment of dividends, if any.

Comparison of Cumulative Total Return on Investment Since July 17, 1998

Actuate effected its initial public offering of Common Stock on July 17, 1998 at a price of $2.75 per share. The closing stock price on December 31, 2002, was $1.77. These share prices are adjusted to reflect the 1999 Stock Split and 2000 Stock Split.

The comparisons shown in the graph are based upon historical data. Actuate cautions that the stock price performance shown in the preceding graph is not indicative of, nor intended to forecast, the potential future performance of Actuate’s Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Beitzel, a director of Actuate, is a director for Deutsche Bank Trust Company Americas. During 2002, pursuant to a software license and services agreement, Deutsche Bank AG, the parent corporation of Deutsche Bank Trust Company Americas, ordered from Actuate certain software licenses and services totaling $1,124,810.

Mr. Nierenberg, Actuate’s Chairman of the Board and Chief Architect is a Director for Databeacon Inc. During 2002, pursuant to a software license agreement whereby Actuate has the right to use, market and sublicense Databeacon software, Actuate paid Databeacon $171,730 in license and services fees.

During 2002, Actuate paid SkyFarm LLC $194,700 for transportation services. Mr. Nierenberg, Actuate’s Chairman of the Board and Chief Architect, is the General Partner of SkyFarm LLC.

Actuate’s Bylaws provide that Actuate shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. Actuate’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

Actuate has entered into indemnification agreements with its directors containing provisions that may require Actuate, among other things, to indemnify such directors against certain liabilities that may arise by reason of their status or service as directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. Actuate also maintains insurance policies covering officers and directors under which the insurers agree to pay, subject to certain exclusions, for any claim made against the directors and officers of Actuate for a wrongful act that they may become legally obligated to pay for or for which Actuate is required to indemnify the officers or directors.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

The Securities and Exchange Commission has adopted regulations that govern the inclusion of stockholder proposals in Actuate’s annual proxy materials. Stockholder proposals for inclusion in Actuate’s proxy materials for the 2004 Annual Meeting of Stockholders must be received by December 19, 2003. If Actuate is not notified of a stockholder proposal by February 17, 2004, then the management proxies may have the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy materials. Stockholder proposals should be addressed to William Garvey, General Counsel and Secretary, Actuate Corporation, 701 Gateway Boulevard, South San Francisco, California 94080.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Actuate will mail without charge, upon written request, a copy of Actuate’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Requests should be sent to Actuate Corporation, 701 Gateway Boulevard, South San Francisco, California 94080, Attn: Investor Relations.

By Order of the Board of Directors,

Nicolas C. Nierenberg

Chairman of the Board

and Chief Architect

South San Francisco, California

April 21, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Attachment A

Actuate Corporation

Audit Committee Charter

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall consist of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company (except compensation for service on the Company’s board or board committees) and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of Nasdaq’s listing standards. All committee members shall be financially literate, and at least one member shall be a “financial expert,” as defined by SEC regulations.

Purpose

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall be directly responsible for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

At least annually, the committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Nasdaq listing standards.

The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company’s code of ethics for senior financial officers).

The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management’s response.

The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be

included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

Attachment B

Actuate Corporation

Code of Ethics for Senior Financial Officers

Senior Financial Officers are vested with the authority and responsibility to protect and preserve the interests of the Corporation’s stockholders, customers, employees and other corporate stakeholders. In recognition of this fact, Actuate Corporation has adopted the following Code of Ethics for Senior Financial Officers, defined as all finance employees of the Company and its worldwide subsidiaries who hold a title of Director or the equivalent, as well as those individuals serving above them.

Senior Financial Officers will:

•	Display and promote the highest standards of honesty, integrity and ethical conduct, act in good faith with due care, competence and diligence and employ their independent judgment in the performance of their professional duties;

•	Ensure complete, accurate, objective and timely disclosure of the Company’s financial and operating condition to stockholders, regulatory bodies, employees and the general public, without knowingly misrepresenting material facts in the making of those disclosures;

•	Avoid and prohibit the existence of all actual or potential conflicts between what is in the best interest of the Company and what is in their own personal interest, as well as eliminate the appearance of any such conflicts;

•	Prohibit loans by the Company to any executive officer of the Company;

•	Protect confidential Company information from unauthorized disclosure and ensure that such information is used only for legitimate business purposes;

•	Safeguard company assets from use in illegal or unethical activities;

•	Ensure that all business transactions are properly authorized and recorded in a timely and accurate manner on the Company’s official books and records in accordance with Generally Accepted Accounting Principles (GAAP) and established internal controls policies and procedures;

•	Follow all established internal controls policies and procedures in the retention and disposal of Company records;

•	Maintain compliance with all applicable federal, state and local laws and applicable rules and regulations issued by appropriate private and public regulatory agencies including, but not limited to, the Sarbanes-Oxley Act of 2002; all existing and future securities legislation and the corporate governance requirements of the Nasdaq National Market System;

•	Report deviations from established internal controls policies and procedures or any observed violations of this Code to the Chairman of the Audit Committee of Actuate Corporation’s Board of Directors.

B-1

1791-PS-03

DETACH HERE

ZACU52

PROXY

ACTUATE CORPORATION

701 Gateway Boulevard

South San Francisco, CA 94080

This Proxy is Solicited on Behalf of the Board of Directors of Actuate Corporation

for the Annual Meeting of Stockholders to be held May 28, 2003

The undersigned holder of Common Stock, par value $0.001, of Actuate Corporation (the “Company”) hereby appoints Peter I. Cittadini and Daniel A. Gaudreau, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday May 28, 2003 at 9:00 a.m., local time, at the Company’s principal executive offices located at 701 Gateway Boulevard, South San Francisco, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

ACTUATE CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE	ZACU51

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” PROPOSAL 2.

1.	To elect the following directors to serve for a term ending upon the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominees:	(01) George B. Beitzel, (02) Peter I. Cittadini, (03) Kenneth E. Marshall, (04) Nicolas C. Nierenberg, (05) Arthur C. Patterson, and (06) Steven D. Whiteman.

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

2.	To ratify the appointment of Ernst & Young LLP, Independent Auditors as the Company’s independent public accountants for the fiscal year ending December 31, 2003.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

Signature:	Date:	Signature:	Date: